SCHWAB CAPITAL TRUST

(the “Trust”)

Schwab Premier Equity Fund®

Supplement dated September 7, 2012 to the Prospectus dated February 28, 2012 as supplemented

March 13, 2012 and August 3, 2012

Supplement dated September 7, 2012 to the Statement of Additional Information dated February 28, 2012 as supplemented May 30, 2012 and August 3, 2012

This supplement provides new and additional information beyond that contained in the

Prospectus and Statement of Additional Information and should be read in conjunction with the Prospectus and Statement of Additional Information, as applicable.

Effective September 7, 2012 Schwab Premier Equity Fund merged into Schwab Core Equity Fund and as a result all references to Schwab Premier Equity Fund are hereby removed.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS.

REG69685-00 (09/12) © 2012 All Rights Reserved